Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is dated as of August 19, 2026 and is made by and among OptimumBank Holdings, Inc., a Florida corporation and registered bank holding company (the “Company”), and the several purchasers of the Subordinated Notes (as defined below) identified on the signature pages to this Agreement (collectively, the “Purchasers”).

This Agreement is made pursuant to the Subordinated Note Purchase Agreement dated August 19, 2026, by and among the Company and each of the Purchasers (the “Purchase Agreement”), which provides for the sale by the Company to the Purchasers of $35,000,000 aggregate principal amount of the Company’s 7.50% Fixed-to-Floating Rate Subordinated Notes due 2036, which were issued on August 19, 2026 (the “Subordinated Notes”). In order to induce each of the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the Purchasers’ obligations thereunder, the Company has agreed to provide to the Purchasers and their respective direct and indirect transferees and assigns the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1. Definitions.

As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“1933 Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

“Additional Interest” shall have the meaning set forth in Section 2(e) hereof.

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Business Day” shall mean any day other than a Saturday, Sunday or any other day on which banking institutions in the State of Florida are authorized or required by any applicable law, regulation or executive order to close.

“Closing Date” shall mean August 19, 2026.

“Company” shall have the meaning set forth in the preamble to this Agreement and also includes the Company’s successors.

“Depositary” shall mean The Depository Trust Company, or any other depositary appointed by the Company, including any agent thereof; provided, that any such depositary must at all times have an address in the Borough of Manhattan, the City of New York.

“Event Date” shall have the meaning set forth in Section 2(e).

“Exchange Offer” shall mean the exchange offer by the Company of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) covering the Registrable Securities, and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

“Exchange Securities” shall mean the 7.50% Fixed-to-Floating Rate Subordinated Notes due 2036 issued by the Company under the Indenture containing terms substantially identical to the Subordinated Notes (except that (i) interest thereon shall accrue from the last date to which interest has been paid or duly provided for on the Subordinated Notes or, if no such interest has been paid or duly provided for, from the Interest Accrual Date, (ii) provisions relating to an increase in the stated rate of interest thereon upon the occurrence of a Registration Default shall be eliminated, (iii) the transfer restrictions and legends relating to restrictions on ownership and transfer thereof as a result of the issuance of the Subordinated Notes without registration under the 1933 Act shall not be included in the Exchange Securities, (iv) the minimum denominations thereof shall be $100,000 and integral multiples of $1,000, and (v) all of the Exchange Securities will be represented in book-entry form by one or more global certificate representing the Exchange Securities registered in the name of Cede & Co., as nominee for DTC, unless exchanged for Exchange Securities in definitive certificated form under the circumstances provided in the Indenture) to be offered to Holders of Registrable Securities in exchange for Registrable Securities pursuant to the Exchange Offer.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Holders” shall mean (i) the Purchasers, for so long as they own any Registrable Securities, and each of their respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture and (ii) each Participating Broker-Dealer that holds Exchange Securities for so long as such Participating Broker-Dealer is required to deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities.

“Indenture” shall mean the Indenture, dated as of August 19, 2026, 2026, by and between the Company and UMB Bank, National Association, as trustee, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

“Interest Accrual Date” means August 19, 2026.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of Registrable Securities outstanding, excluding Exchange Securities referred to in clause (ii) of the definition of “Holders” above; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities or Exchange Securities is required hereunder, Registrable Securities and Exchange Securities held by the Company or any of its affiliates (as such term is defined in Rule 405 under the 1933 Act) shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage.

“Notifying Broker-Dealer” shall have the meaning set forth in Section 3(f).

“Participating Broker-Dealer” shall have the meaning set forth in Section 3(f).

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“Person” shall mean an individual, partnership, joint venture, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated or deemed to be incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Purchasers” shall have the meaning set forth in the preamble of this Agreement.

“Registrable Securities” shall mean the Subordinated Notes; provided that any Subordinated Notes shall cease to be Registrable Securities when (i) a Registration Statement with respect to such Subordinated Notes shall have become effective under the 1933 Act and such Subordinated Notes shall have been exchanged or disposed of pursuant to such Registration Statement, (ii) such Subordinated Notes shall have been sold to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the 1933 Act, or are eligible to be resold pursuant to Rule 144 without regard to the public information requirements thereunder, (iii) such Subordinated Notes shall have ceased to be outstanding, (iv) such Subordinated Notes were eligible for exchange under an Exchange Offer Registration Statement that was declared effective under the 1933 Act but were not exchanged at the election of the Holder during the period the Exchange Offer was open, or (v) such Subordinated Notes have been exchanged for Exchange Securities which have been registered pursuant to the Exchange Offer Registration Statement upon consummation of the Exchange Offer unless, in the case of any Exchange Securities referred to in this clause (v), such Exchange Securities are held by Participating Broker-Dealers or otherwise are not freely tradable by such Participating Broker-Dealers without any limitations or restrictions under the 1933 Act (in which case, such Exchange Securities will be deemed to be Registrable Securities until such time as such Exchange Securities are sold to a purchaser in whose hands such Exchange Securities are freely tradeable without any limitations or restrictions under the 1933 Act).

“Registration Default” shall have the meaning set forth in Section 2(e).

“Registration Expenses” shall mean any and all reasonable expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange, or FINRA registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state or other securities or blue sky laws and compliance with the rules of FINRA (including reasonable fees and disbursements of one counsel for any and all Holders in connection with qualification of any of the Exchange Securities or Registrable Securities under state or other securities or blue sky laws and any filing with and review by FINRA), (iii) all expenses of any Persons in preparing, printing, and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, certificates representing the Subordinated Notes or Exchange Securities, and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and expenses incurred in connection with the listing, if any, of any of the Subordinated Notes or Exchange Securities on any securities exchange or exchanges or on any quotation system, (vi) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vii) the fees and disbursements of counsel for the Company and the fees and expenses of independent public accountants for the Company or for any other Person, business, or assets whose financial statements are included in any Registration Statement or Prospectus, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, and (viii) the fees and expenses of the Trustee, any registrar, the Depositary, any paying agent, any escrow agent, or any custodian. For the avoidance of doubt, Registration Expenses shall not include any underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

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“Registration Statement” shall mean any registration statement of the Company relating to any offering of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement (including, without limitation, any Exchange Offer Registration Statement and any Shelf Registration Statement), and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

“SEC” shall mean the United States Securities and Exchange Commission or any successor thereto.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 2(b) of this Agreement which covers all of the Registrable Securities, as the case may be, on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

“Subordinated Notes” shall have the meaning set forth in the preamble to this Agreement.

“Subsidiary” shall mean a corporation, a partnership, business or statutory trust or a limited liability company, a majority of the outstanding voting equity securities or a majority of the voting membership or partnership interests, as the case may be, of which is owned or controlled, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company.

“TIA” shall mean the Trust Indenture Act of 1939, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

“Trustee” shall mean the trustee with respect to the Subordinated Notes and the Exchange Securities under the Indenture.

For purposes of this Agreement, (i) all references in this Agreement to any Registration Statement or Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the SEC pursuant to its Electronic Data Gathering, Analysis and Retrieval system; (ii) all references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in any Registration Statement or Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in such Registration Statement or Prospectus, as the case may be; (iii) all references in this Agreement to amendments or supplements to any Registration Statement or Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated or deemed to be incorporated by reference in such Registration Statement or Prospectus, as the case may be; (iv) all references in this Agreement to Rule 144, Rule 144A, Rule 405 or Rule 415 under the 1933 Act, and all references to any sections or subsections thereof or terms defined therein, shall in each case include any successor provisions thereto; and (v) all references in this Agreement to days (but not to Business Days) shall mean calendar days.

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2. Registration Under the 1933 Act.

(a) Exchange Offer Registration. The Company shall (i) use its commercially reasonable efforts to file with the SEC on or prior to the 90th day after the Closing Date an Exchange Offer Registration Statement covering the offer by the Company to the Holders to exchange all of the Registrable Securities for a like aggregate principal amount of Exchange Securities, (ii) use its commercially reasonable efforts to cause such Exchange Offer Registration Statement to be declared effective by or become effective with the SEC no later than the 150th day after the Closing Date, (iii) use its commercially reasonable efforts to cause such Registration Statement to remain effective until the closing of the Exchange Offer and (iv) use its commercially reasonable efforts to consummate the Exchange Offer no later than 45 days after the effective date of the Exchange Offer Registration Statement. Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the 1933 Act, acquires the Exchange Securities in the ordinary course of such Holder’s business, and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing such Exchange Securities) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the 1933 Act or under the securities or blue sky laws of the states of the United States.

In connection with the Exchange Offer, the Company shall:

(i) promptly mail or otherwise transmit, in compliance with the applicable procedures of the Depositary for such Registrable Securities, to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(ii) keep the Exchange Offer open for not less than 20 Business Days (or longer if required by applicable law) after the date notice thereof is mailed to the Holders and, during the Exchange Offer, offer to all Holders who are legally eligible to participate in the Exchange Offer the opportunity to exchange their Registrable Securities for Exchange Securities;

(iii) use the services of the Depositary for the Exchange Offer;

(iv) permit Holders to withdraw tendered Registrable Securities at any time prior to the close of business, Eastern Time, on the last Business Day on which the Exchange Offer shall remain open, by sending to the Company and at the address specified in the Prospectus, the related letter of transmittal, or related documents a facsimile transmission, or letter, setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange, and a statement that such Holder is withdrawing its election to have such Subordinated Notes exchanged, and otherwise complying with the applicable procedures of the Depositary;

(v) notify each Holder that any Registrable Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of Participating Broker-Dealers as provided herein); and

(vi) otherwise comply in all material respects with all applicable laws relating to the Exchange Offer.

The Exchange Securities shall be issued under the Indenture, which shall be qualified under the TIA. The Indenture shall provide that the Exchange Securities and the Subordinated Notes shall vote and consent together on all matters (as to which such Exchange Securities and Subordinated Notes may vote or consent) as a single class and shall constitute a single series of debt securities issued under the Indenture.

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As soon as reasonably practicable after the closing of the Exchange Offer, the Company shall:

(i) accept for exchange all Registrable Securities duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal which is an exhibit thereto;

(ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities so accepted for exchange by the Company; and

(iii) cause the Trustee promptly to authenticate and deliver Exchange Securities to each Holder of Registrable Securities so accepted for exchange equal in principal amount to the principal amount of the Registrable Securities of such Holder so accepted for exchange.

For the avoidance of doubt, notwithstanding any provision herein purporting to require physical mailing, delivery or acceptance of any document or instrument, the Company may conduct the Exchange Offer exclusively through the automated tender offer program of the Depositary, provided, that this provision shall apply only to Registrable Securities held in the form of beneficial interests in a global note deposited with (or held by a custodian for) the Depositary.

Interest on each Exchange Security will accrue from the last date on which interest was paid or duly provided for on the Subordinated Notes surrendered in exchange therefor or, if no interest has been paid or duly provided for on such Subordinated Notes, from the Interest Accrual Date. The Exchange Offer shall not be subject to any conditions, other than (i) that the Exchange Offer, or the making of any exchange by a Holder, does not violate any applicable law or any applicable interpretation of the staff of the SEC; (ii) that no action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency with respect to the Exchange Offer which, in the Company’s judgment, would reasonably be expected to impair the ability of the Company to proceed with the Exchange Offer; and (iii) that the Holders tender the Registrable Securities to the Company in accordance with the Exchange Offer. Each Holder of Registrable Securities (other than Participating Broker-Dealers) who wishes to exchange such Registrable Securities for Exchange Securities in the Exchange Offer will be required to represent that (A) it is not an affiliate (as defined in Rule 405 under the 1933 Act) of the Company, (B) any Exchange Securities to be received by it will be acquired in the ordinary course of business, (C) it has no arrangement with any Person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Securities, and (D) it is not acting on behalf of any Person who could not truthfully make the statements set forth in clauses (A), (B), and (C) immediately above, and shall be required to make such other representations as may be reasonably necessary under applicable SEC rules, regulations, or interpretations to render the use of Form S-4 or another appropriate form under the 1933 Act available.

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(b) Shelf Registration. If (i) because of any change in law or applicable interpretations thereof by the staff of the SEC, the Company is not permitted to effect the Exchange Offer as contemplated by Section 2(a) hereof; (ii) for any other reason (A) the Exchange Offer Registration Statement is not effective within 150 days following the Closing Date, or (B) the Exchange Offer is not consummated within 45 days after effectiveness of the Exchange Offer Registration Statement (provided that if the Exchange Offer Registration Statement shall become effective after such 150-day period or if the Exchange Offer shall be consummated after such 45-day period, then the Company’s obligations under this clause (ii) arising from the failure of the Exchange Offer Registration Statement to be effective within such 150-day period or the failure of the Exchange Offer to be consummated within such 45-day period, respectively, shall terminate); or (iii) any Holder delivers a written representation to the Company that such Holder was not eligible to participate in the Exchange Offer or validly elects to participate in the Exchange Offer but does not receive Exchange Securities which are freely tradeable without any limitations or restrictions under the 1933 Act, then the Company shall, at its cost:

(A) use its commercially reasonable efforts to file with the SEC on or prior to (1) the 180th day after the Closing Date or (2) the 60th day after any such filing obligation arises, whichever is later, a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders of such Registrable Securities and set forth in such Shelf Registration Statement;

(B) use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective with the SEC as promptly as practicable, but in no event later than (1) the 225th day after the Closing Date or (2) the 105th day after an obligation to file with the SEC a Shelf Registration Statement arises, whichever is later. In the event that the Company is required to file a Shelf Registration Statement pursuant to Section 2(b)(iii) above, the Company shall file and use its commercially reasonable efforts to have effective with the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by such Holder described in Section 2(b)(iii) above;

(C) use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented, and amended as required in order to permit the Prospectus forming part thereof to be usable by Holders for a period of one year after the latest date on which any Subordinated Notes are originally issued by the Company (subject to extension pursuant to the last paragraph of Section 3) or, if earlier, when all of the Registrable Securities covered by such Shelf Registration Statement (1) have been sold pursuant to the Shelf Registration Statement in accordance with the intended method of distribution thereunder, or (2) otherwise cease to be Registrable Securities; and

(D) notwithstanding any other provisions hereof, use its commercially reasonable efforts to ensure that (1) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any supplements thereto comply in all material respects with the 1933 Act, (2) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (3) any Prospectus forming part of any Shelf Registration Statement and any amendment or supplement to such Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that clauses (2) and (3) shall not apply to any statement in or omission from a Shelf Registration Statement or a Prospectus made in reliance upon and conformity with information relating to any Holder or Participating Broker-Dealer of Registrable Securities furnished to the Company in writing by such Holder or Participating Broker-Dealer, respectively, expressly for use in such Shelf Registration Statement or Prospectus.

The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement if reasonably requested by the Majority Holders with respect to information relating to the Holders and otherwise as required by Section 3(b) below, to use its commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as reasonably practicable thereafter, and to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

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(c) Expenses. The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) and Section 2(b) and, in the case of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one counsel designated in writing by the Majority Holders to act as counsel for the Holders of the Registrable Securities in connection therewith; provided that the Company shall not be responsible for reimbursement for the fees and disbursements of such counsel in an aggregate amount in excess of $10,000. Each Holder shall pay all fees and disbursements of its counsel other than as set forth in the preceding sentence or in the definition of Registration Expenses, as well as all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to a Shelf Registration Statement.

(d) Effective Registration Statement.

(i) The Company shall be deemed not to have used its commercially reasonable efforts to cause the Exchange Offer Registration Statement or any Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite periods set forth herein if the Company voluntarily takes any action that would reasonably be expected to result in any such Registration Statement not being declared effective or remaining effective or result in the Holders of Registrable Securities (including, under the circumstances contemplated by Section 3(f) hereof, Exchange Securities) covered thereby not being able to exchange or offer and sell such Registrable Securities during that period unless (A) such action is required by applicable law or (B) such action is taken by the Company in good faith and for valid business reasons (but not including avoidance of the Company’s obligations hereunder), including, but not limited to, the acquisition or divestiture of assets or a material corporate transaction or event, or if the Company determines in good faith that effecting or maintaining the availability of the registration would materially and adversely affect an offering of securities of the Company or if the Company is in possession of material non-public information the disclosure of which would not be in the best interests of the Company, in each case so long as the Company promptly complies with the notification requirements of Section 3(k) hereof, if applicable. Nothing in this paragraph shall prevent the accrual of Additional Interest on any Registrable Securities or Exchange Securities.

(ii) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof shall not be deemed to have become effective unless it has been declared effective by the SEC or becomes effective in accordance with the provisions of Section 8(a) of the 1933 Act; provided that if, after such Registration Statement has become effective, the offering of Registrable Securities pursuant to a Registration Statement is interfered with by any stop order, injunction, or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement shall be deemed not to have been effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

(iii) During any 365-day period, the Company may, by notice as described in Section 3(e), suspend the availability of a Shelf Registration Statement (and, if the Exchange Offer Registration Statement is being used in connection with the resale of Exchange Securities by Participating Broker-Dealers as contemplated by Section 3(f), the Exchange Offer Registration Statement) and the use of the related Prospectus for up to two periods of up to 60 consecutive days each (except for the consecutive 60-day period immediately prior to final maturity of the Subordinated Notes), but no more than an aggregate of 120 days during any 365-day period, (A) upon the happening of any event or the discovery of any fact referred to in Section 3(e)(v), or (B) if the Company determines in good faith that effecting or maintaining the availability of the registration would materially and adversely affect an offering of securities of the Company or if the Company is in possession of material non-public information the disclosure of which would not be in the best interests of the Company, in each case subject to compliance by the Company with its obligations under the last paragraph of Section 3.

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(e) Additional Interest. In the event that:

(i) the Exchange Offer Registration Statement is not filed with the SEC on or prior to the 90th day following the Closing Date;

(ii) the Exchange Offer Registration Statement is not effective with the SEC on or prior to the 150th day following the Closing Date;

(iii) the Exchange Offer is not consummated on or prior to the 45th day following the effective date of the Exchange Offer Registration Statement;

(iv) if required, a Shelf Registration Statement is not filed with the SEC on or prior to (A) the 180th day following the Closing Date or (B) the 60th day after the obligation to file with the SEC a Shelf Registration Statement arises, whichever is later;

(v) if required, a Shelf Registration Statement is not effective on or prior to (A) the 225th day following the Closing Date or (B) the 105th day after an obligation to file with the SEC a Shelf Registration Statement arises, whichever is later;

(vi) a Shelf Registration Statement is effective with the SEC but such Shelf Registration Statement ceases to be effective or such Shelf Registration Statement or the Prospectus included therein ceases to be usable in connection with resales of Registrable Securities due to any act of omission of the Company and (A) the aggregate number of days in any consecutive 365-day period for which the Shelf Registration Statement or such Prospectus shall not be effective or usable exceeds 120 days, (B) the Shelf Registration Statement or such Prospectus shall not be effective or usable for more than two periods (regardless of duration) in any consecutive 365-day period, or (C) the Shelf Registration Statement or such Prospectus shall not be effective or usable for a period of more than 90 consecutive days; or

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(vii) the Exchange Offer Registration Statement is effective with the SEC but, if the Exchange Offer Registration Statement is being used in connection with the resale of Exchange Securities as contemplated by Section 3(f) of this Agreement, the Exchange Offer Registration Statement ceases to be effective or the Exchange Offer Registration Statement or the Prospectus included therein ceases to be usable in connection with resales of Exchange Securities due to any act or omission of the Company during the 180-day period referred to in Section 3(f)(ii) of this Agreement (as such period may be extended pursuant to the last paragraph of Section 3 of this Agreement) and (A) the aggregate number of days in any consecutive 365-day period for which the Exchange Offer Registration Statement or such Prospectus shall not be effective or usable exceeds 120 days, (B) the Exchange Offer Registration Statement or such Prospectus shall not be effective or usable for more than two periods (regardless of duration) in any consecutive 365-day period, or (C) the Exchange Offer Registration Statement or the Prospectus shall not be effective or usable for a period of more than 90 consecutive days, (each of the events referred to in clauses (i) through (vii) above being hereinafter called a “Registration Default”), then the Registrable Securities shall be entitled to receive additional interest (“Additional Interest”) at a rate of one-quarter of one percent (0.25%) per annum immediately following such 90-day period in the case of clause (i) above, immediately following such 150-day period in the case of clause (ii) above, immediately following such 45-day period in the case of clause (iii) above, immediately following any such 180-day period or 60-day period, whichever ends later, in the case of clause (iv) above, immediately following any such 225-day period or 105-day period, as applicable, in the case of clause (v) above, immediately following the 120th day in any consecutive 365-day period, as of the first day of the third period in any consecutive 365-day period or immediately following the 90th consecutive day, whichever occurs first, that a Shelf Registration Statement shall not be effective or a Shelf Registration Statement or the Prospectus included therein shall not be usable as contemplated by clause (vi) above, or immediately following the 120th day in any consecutive 365-day period, as of the first day of the third period in any consecutive 365-day period or immediately following the 90th consecutive day, whichever occurs first, that the Exchange Offer Registration Statement shall not be effective or the Exchange Offer Registration Statement or the Prospectus included therein shall not be usable as contemplated by clause (vii) above, which Additional Interest will be increased by an additional one-quarter of one percent (0.25%) per annum immediately following each 90-day period that any Additional Interest continues to accrue under any circumstances; provided that, if at any time more than one Registration Default has occurred and is continuing, then, until the next date that there is no Registration Default, the increase in interest rate provided for by this paragraph shall apply as if there occurred a single Registration Default that begins on the date that the earliest such Registration Default occurred and ends on such date that there is no Registration Default; provided further that the aggregate Additional Interest under this Agreement may in no event exceed one-half of one percent (0.50%) per annum. Upon the filing of the Exchange Offer Registration Statement after the 90-day period described in clause (i) above, the effectiveness of the Exchange Offer Registration Statement after the 150-day period described in clause (ii) above, the consummation of the Exchange Offer after the 45-day period described in clause (iii) above, the filing of the Shelf Registration Statement after the 180-day period or 60-day period, as the case may be, described in clause (iv) above, the effectiveness of a Shelf Registration Statement after the 225-day period or 105-day period, as applicable, described in clause (v) above, the Shelf Registration Statement once again being effective or the Shelf Registration Statement and the Prospectus included therein becoming usable in connection with resales of Registrable Securities, as the case may be, in the case of clause (vi) above, or the Exchange Offer Registration Statement once again becoming effective or the Exchange Offer Registration Statement and the Prospectus included therein becoming usable in connection with resales of Exchange Securities, as the case may be, in the case of clause (vii) above, there shall not be any Additional Interest borne by the Registrable Securities from the date of such filing, effectiveness, consummation, or resumption of effectiveness or usability, as the case may be, so long as no other Registration Default shall have occurred and be continuing at such time and the Company is otherwise in compliance with this paragraph; provided that, if after elimination of Additional Interest one or more Registration Defaults shall again occur, the Subordinated Notes shall again bear Additional Interest pursuant to the foregoing provisions (as if it were the original Registration Default). Notwithstanding anything in this Agreement to the contrary, the Company will not be obligated to pay any Additional Interest in the case of a Shelf Registration Statement with respect to any Holder of Registrable Securities who fails to timely provide all information with respect to such Holder that is reasonably requested by the Company to enable it to timely comply with its obligations under Section 2(b).

The Company shall notify the Trustee within three Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an “Event Date”). Additional Interest shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders of Registrable Securities, on or before the applicable interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date to the record Holder of Registrable Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date.

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Anything herein to the contrary notwithstanding, any Holder who was, at the time the Exchange Offer was pending and consummated, eligible to exchange, and did not validly tender, its Subordinated Notes for Exchange Securities in the Exchange Offer will not be entitled to receive any Additional Interest.

(f) Specific Enforcement. Without limiting the remedies available to the Holders or any Participating Broker-Dealer, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Holders or the Participating Broker-Dealers for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely, and that, in the event of any such failure, any Holder and any Participating Broker-Dealer may seek such relief as may be required to specifically enforce the Company’s obligations under Section 2(a) and Section 2(b).

3. Registration Procedures. In connection with the obligations of the Company with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Company shall:

(a) prepare and file with the SEC a Registration Statement or, if required, Registration Statements, within the time periods specified in Section 2, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration Statement, be available for the sale of the Registrable Securities by the selling Holders thereof, and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

(b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof; cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act; and comply with the provisions of the 1933 Act and the 1934 Act with respect to the disposition of all Registrable Securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

(c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities, at least ten Business Days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holders that the distribution of Registrable Securities will be made in accordance with the method elected by the Majority Holders; (ii) furnish to each Holder of Registrable Securities and counsel for the Holders, without charge, as many copies of each Prospectus and any amendment or supplement thereto and such other documents as such Holder or counsel may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; and (iii) subject to the penultimate paragraph of this Section 3, the Company hereby consents to the use of the Prospectus or any amendment or supplement thereto by each of the Holders of Registrable Securities in accordance with applicable law in connection with the offering and sale of the Registrable Securities covered by and in the manner described in any Prospectus or any amendment or supplement thereto;

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(d) use its commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request, to cooperate with the Holders of any Registrable Securities in connection with any filings required to be made with FINRA, to keep each such registration or qualification effective during the period such Registration Statement is required to be effective, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided that the Company shall not be required to (i) qualify as a foreign corporation or entity or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d) or (ii) take any action that would subject it to general service of process or taxation in any such jurisdiction if it is not then so subject;

(e) in the case of a Shelf Registration, notify each Holder of Registrable Securities and counsel for such Holders promptly and, if requested by such Holder or counsel, confirm such advice in writing promptly:

(i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective;

(ii) of any request by the SEC or any state securities authority for post-effective amendments or supplements to a Registration Statement or Prospectus or for additional information after a Registration Statement has become effective (other than comments to 1934 Act reports incorporated by reference therein);

(iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective as is contemplated in Section 2(d)(i) or that makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or constitutes an omission to state a material fact in such Shelf Registration Statement or Prospectus; and

(vi) of any determination by the Company that it will file with the SEC a post-effective amendment to a Registration Statement.

Without limitation to any other provisions of this Agreement, the Company agrees that this Section 3(e) shall also be applicable, mutatis mutandis, with respect to the Exchange Offer Registration Statement and the Prospectus included therein to the extent that such Prospectus is being used by Participating Broker-Dealers as contemplated by Section 3(f);

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(f) (i) in the case of an Exchange Offer, (A) include in the Exchange Offer Registration Statement (1) a “Plan of Distribution” section covering the use of the Prospectus included in the Exchange Offer Registration Statement by broker-dealers who have exchanged their Registrable Securities for Exchange Securities for the resale of such Exchange Securities and (2) a statement to the effect that any such broker-dealers who wish to use the related Prospectus in connection with the resale of Exchange Securities acquired as a result of market-making or other trading activities will be required to notify the Company to that effect, together with instructions for giving such notice (which instructions shall include a provision for giving such notice by checking a box or making another appropriate notation on the related letter of transmittal) (each such broker-dealer who gives notice to the Company as aforesaid being hereinafter called a “Notifying Broker-Dealer”), (B) furnish to each Notifying Broker-Dealer who desires to participate in the Exchange Offer, without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such broker-dealer may reasonably request, (C) include in the Exchange Offer Registration Statement a statement that any broker-dealer who holds Registrable Securities acquired for its own account as a result of market-making activities or other trading activities (a “Participating Broker-Dealer”), and who receives Exchange Securities for Registrable Securities pursuant to the Exchange Offer, may be a statutory underwriter and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities, (D) subject to the penultimate paragraph of this Section 3, the Company hereby consents to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto by any Notifying Broker-Dealer in accordance with applicable law in connection with the sale or transfer of Exchange Securities, and (E) include in the letter of transmittal or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer the following provision:

“If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities, it represents that the Registrable Securities to be exchanged for Exchange Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the 1933 Act.”

(ii) to the extent any Notifying Broker-Dealer participates in the Exchange Offer, (A) the Company shall use its commercially reasonable efforts to maintain the effectiveness of the Exchange Offer Registration Statement for a period of 180 days (subject to extension pursuant to the last paragraph of this Section 3) following the last date on which exchanges are accepted pursuant to the Exchange Offer, and (B) the Company will comply, insofar as relates to the Exchange Offer Registration Statement, the Prospectus included therein, and the offering and sale of Exchange Securities pursuant thereto, with its obligations under Section 2(b)(D), the last paragraph of Section 2(b), Sections 3(c), 3(d), 3(e), 3(g), 3(i), 3(j), 3(k), 3(m), 3(n), and 3(o), and the last three paragraphs of this Section 3 as if all references therein to a Shelf Registration Statement, the Prospectus included therein, and the Holders of Registrable Securities referred, mutatis mutandis, to the Exchange Offer Registration Statement, the Prospectus included therein, and the applicable Notifying Broker-Dealers and, for purposes of this Section 3(f), all references in any such paragraphs or sections to the “Majority Holders” shall be deemed to mean, solely insofar as relates to this Section 3(f), the Notifying Broker-Dealers who are the Holders of the majority in aggregate principal amount of the Exchange Securities which are Registrable Securities; and

(iii) the Company shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement as would otherwise be contemplated by Section 3(b) hereof, or take any other action as a result of this Section 3(f), for a period exceeding 180 days (subject to extension pursuant to the last paragraph of this Section 3) after the last date on which exchanges are accepted pursuant to the Exchange Offer and Notifying Broker-Dealers shall not be authorized by the Company to, and shall not, deliver such Prospectus after such period in connection with resales contemplated by this Section 3;

(g) in the case of a Shelf Registration, furnish counsel for the Holders of Registrable Securities copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement or Prospectus or for additional information (other than comments to 1934 Act reports incorporated by reference therein);

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(h) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable and provide prompt notice to each Holder of the withdrawal of any such order;

(i) in the case of a Shelf Registration, upon request, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendments thereto (without documents incorporated or deemed to be incorporated by reference therein or exhibits thereto, unless requested);

(j) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and cause such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and in a form eligible for deposit with the Depositary and registered in such names as the selling Holders may reasonably request in writing at least two Business Days prior to the closing of any sale of Registrable Securities;

(k) in the case of a Shelf Registration, upon the occurrence of any event or the discovery of any facts as contemplated by Section 3(e)(v) hereof, use its commercially reasonable efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated or deemed to be incorporated by reference therein or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company agrees to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Holder of such determination and to furnish each Holder such number of copies of the Prospectus, as amended or supplemented, as such Holder may reasonably request;

(l) obtain CUSIP and ISIN numbers for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed or word-processed certificates for the Exchange Securities or Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;

(m) in the case of a Shelf Registration, upon request, make available for inspection, at reasonable times and in a reasonable manner, by representatives of the Holders of the Registrable Securities participating in any disposition pursuant to a Shelf Registration Statement and one counsel or accountant retained by such Holders (with such inspection to occur at such time as shall be mutually agreed between the Company and such Persons), all financial statements and other records, documents, and properties of the Company reasonably requested by any such Persons, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such Persons in connection with a Shelf Registration Statement; provided that any such Persons shall be required to execute a customary confidentiality agreement;

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(n) in the case of a Shelf Registration, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus (other than 1934 Act reports incorporated by reference therein), provide copies of such document to the Holders of Registrable Securities and to counsel for any such Holders, and make such changes in any such document prior to the filing thereof as the Holders of Registrable Securities or their counsel may reasonably request and cause the representatives of the Company to be available for discussion of such documents, at reasonable times and in reasonable manner, as may be reasonably requested by the Holders of Registrable Securities, and the Company shall not at any time make any filing of any such document of which such Holders or their counsel shall not have previously been advised and furnished a copy or to which such Holders or their counsel shall reasonably object within a reasonable time period;

(o) in the case of a Shelf Registration, use its commercially reasonable efforts to cause the Registrable Securities to be rated by the same rating agency that initially rated the Subordinated Notes, if so requested by the Majority Holders of Registrable Securities, unless the Registrable Securities are already so rated;

(p) otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the SEC and, with respect to each Registration Statement and each post-effective amendment, if any, thereto and each filing by the Company of an Annual Report on Form 10-K, make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months that shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

(q) (i) cause the Indenture to be qualified under the TIA in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, (ii) cooperate with the Trustee and the Holders to effect such changes, if any, to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA, and (iii) execute, and use its commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes, if any, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner; and

(r) cooperate and assist in any filings required to be made with FINRA.

In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing and require such Holder to agree in writing to be bound by all provisions of this Agreement applicable to such Holder. No Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless such Holder furnishes to the Company in writing, within 10 Business Days after receipt of a written request therefor, such information as set forth in the preceding sentence.

In the case of a Shelf Registration Statement, each Holder agrees and, in the event that any Participating Broker-Dealer is using the Prospectus included in the Exchange Offer Registration Statement in connection with the sale of Exchange Securities pursuant to Section 3(f), each such Participating Broker-Dealer agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts of the kind described in Section 3(e)(ii), Section 3(e)(iii), Section 3(e)(v) or Section 3(e)(vi) hereof, such Holder or Participating Broker-Dealer, as the case may be, will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until receipt by such Holder or Participating Broker-Dealer, as the case may be, of (i) the copies of the supplemented or amended Prospectus contemplated by Section 3(k) hereof or (ii) written notice from the Company that the Shelf Registration Statement or the Exchange Offer Registration Statement, respectively, are once again effective or that no supplement or amendment is required. If so directed by the Company, such Holder or Participating Broker-Dealer, as the case may be, will deliver to the Company (at the Company’s expense) all copies in its possession, other than permanent file copies then in its possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. Nothing in this paragraph shall prevent the accrual of Additional Interest on any Registrable Securities.

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If the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to the immediately preceding paragraph, the Company shall be deemed to have used its commercially reasonable efforts to keep the Shelf Registration Statement or, in the case of Section 3(f), the Exchange Offer Registration Statement, as the case may be, effective during such period of suspension; provided that (i) such period of suspension shall not exceed the time periods provided in Section 2(d)(iii) hereof and (ii) the Company shall use its commercially reasonable efforts to file and have become effective (if an amendment) as soon as practicable thereafter an amendment or supplement to the Shelf Registration Statement or the Exchange Offer Registration Statement or both, as the case may be, or the Prospectus included therein and shall extend the period during which the Shelf Registration Statement or the Exchange Offer Registration Statement or both, as the case may be, shall be maintained effective pursuant to this Agreement (and, if applicable, the period during which Participating Broker-Dealers may use the Prospectus included in the Exchange Offer Registration Statement pursuant to Section 3(f) hereof) by the number of days during the period from and including the date of the giving of such notice to and including the earlier of the date when the Holders or Participating Broker-Dealers, respectively, shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions and the effective date of written notice from the Company to the Holders or Participating Broker-Dealers, respectively, that the Shelf Registration Statement or the Exchange Offer Registration Statement, respectively, is once again effective or that no supplement or amendment is required.

4. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless each Holder, each Participating Broker-Dealer, and each Person, if any, who controls any Holder or Participating Broker-Dealer within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows:

(i) against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Securities or Registrable Securities were registered under the 1933 Act, including all documents incorporated by reference therein, or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or any omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, based upon any such untrue statement or omission or any such alleged untrue statement or omission described in subparagraph (i) above; provided that any such settlement is effected with the prior written consent of the Company; and

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(iii) against any and all reasonable expense, as incurred (including, subject to Section 4(c) below, the reasonable fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing, or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue statement or omission or any such alleged untrue statement or omission described in subparagraph (i) above, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage, or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Holder or Participating Broker-Dealer with respect to such Holder or Participating Broker-Dealer, as the case may be, expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

(b) Each Holder, severally but not jointly, agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who signed the Registration Statement, each Participating Broker-Dealer and each other selling Holder and each Person, if any, who controls the Company, any Participating Broker-Dealer or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage, and expense described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

(c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the respective indemnified parties shall be selected as follows: (i) counsel to the Company, its directors, each of its officers who signed the Registration Statement, and all Persons, if any, who control the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Company; (ii) counsel to the Holders (other than Participating Broker-Dealers) and all Persons, if any, who control any Holders (other than any Participating Broker-Dealers) within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Holders who held or hold, as the case may be, a majority in aggregate principal amount of the Registrable Securities held by all such Holders; and (iii) counsel to the Participating Broker-Dealers and all Persons, if any, who control any such Participating Broker-Dealer within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Participating Broker-Dealers who held or hold, as the case may be, a majority in aggregate principal amount of the Exchange Securities referred to in Section 3(f) hereof held by all such Participating Broker-Dealers. In no event shall the indemnifying party or parties be liable for (A) the fees and expenses of more than one counsel (in addition to any local counsel) separate from the indemnifying parties’ own counsel for the Company and all other Persons referred to in clause (i) of this paragraph, (B) the fees and expenses of more than one counsel (in addition to any local counsel) separate from the indemnifying parties’ own counsel for all Holders (other than Participating Broker-Dealers) and all other Persons referred to in clause (ii) of this paragraph, and (C) the fees and expenses of more than one counsel (in addition to any local counsel) separate from the indemnifying parties’ own counsel for all Participating Broker-Dealers and all other Persons referred to in clause (iii) of this paragraph, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The indemnifying party shall be entitled to participate therein and, to the extent that it shall elect, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation unless (Y) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the indemnifying party) or (Z) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise, or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding, or claim and (ii) does not include a statement as to or an admission of fault, culpability, or a failure to act by or on behalf of any indemnified party.

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(d) If the indemnification provided for in this Section 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages, or expenses referred to herein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages, and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages, or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party or parties on the one hand and the indemnified party or parties on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or parties or such indemnified party or parties, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) The Company and the Holders agree that it would not be just or equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The aggregate amount of losses, liabilities, claims, damages, and expenses incurred by an indemnified party and referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing for, or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 4, other than in the case of intentional misrepresentation or omission of a material fact, no Holder or Participating Broker-Dealer shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder or Participating Broker-Dealer from the sale of the Registrable Securities sold by it exceeds the amount of any damages that such Holder or Participating Broker-Dealer has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

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No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 4, each Person, if any, who controls a Holder or Participating Broker-Dealer within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Holder or Participating Broker-Dealer, as the case may be, and each director of the Company, each officer of the Company who signed the Registration Statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

The respective obligations of the Holders and Participating Broker-Dealers to contribute pursuant to this Section 4 are several in proportion to the principal amount of Subordinated Notes purchased by them and not joint.

The indemnity and contribution provisions contained in this Section 4 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or Participating Broker-Dealer or any Person controlling any Holder or Participating Broker-Dealer, or by or on behalf of the Company, its officers or directors, or any Person controlling the Company, (iii) acceptance of any of the Exchange Securities, and (iv) any sale of Registrable Securities or Exchange Securities pursuant to a Shelf Registration Statement.

5. Miscellaneous.

(a) Rule 144 and Rule 144A. For so long as the Company is subject to the reporting requirements of Section 13 or Section 15 of the 1934 Act, the Company covenants that it will file all reports required to be filed by it under Section 13(a) or Section 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder, and that if it ceases to be so required to file such reports, it will upon the request of any Holder or beneficial owner of Registrable Securities (i) make publicly available such information (including without limitation the information specified in Rule 144(c)(2) under the 1933 Act) as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (ii) deliver or cause to be delivered, promptly following a request by any Holder or beneficial owner of Registrable Securities or any prospective purchaser or transferee designated by such Holder or beneficial owner, such information (including, without limitation, the information specified in Rule 144A(d)(4) under the 1933 Act) as is necessary to permit sales pursuant to Rule 144A under the 1933 Act, and (iii) take such further action that is reasonable in the circumstances, in each case to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (A) Rule 144 under the 1933 Act, as such rule may be amended from time to time, (B) Rule 144A under the 1933 Act, as such rule may be amended from time to time, or (C) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder or beneficial owner of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

(b) No Conflicts. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement that conflicts with the provisions hereof; provided that the Company will not be precluded from entering into any agreement after the date hereof that may or does result, directly or indirectly, in the payment of Additional Interest. The rights granted to the Holders hereunder do not conflict in any material respect with and are not inconsistent in any material respect with the rights granted to the holders of any of the Company’s other issued and outstanding securities.

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(c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified, or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver, or departure.

(d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, electronic mail, or any courier guaranteeing overnight delivery (i) if to a Holder or Participating Broker-Dealer at the most current address set forth on the records of the registrar under the Indenture, and (ii) if to the Company, initially at the address set forth in the Purchase Agreement and thereafter at such other address notice of which is given in accordance with the provisions of this Section 5(d).

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if sent via electronic mail; and on the next Business Day if timely delivered to a courier guaranteeing overnight delivery.

Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns, and transferees of each of the parties, including without limitation, and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer, or other disposition of Registrable Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

(f) Third Party Beneficiary. Each Holder and Participating Broker-Dealer shall be a third-party beneficiary of the agreements made hereunder and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights. Each Holder, by its acquisition of Subordinated Notes, shall be deemed to have agreed to the provisions of Section 4 hereof.

(g) Counterparts; Electronic Transmission. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, or by electronic mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof. Unless otherwise provided herein or in any other related document, the words “execute,” “execution,” “signed,” and “signature” and words of similar import used in this Agreement shall be deemed to include electronic signatures and the keeping of records in electronic form, each of which shall be of the same force and effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as applicable, to the fullest extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act and any other similar state laws based on the Uniform Electronic Transactions Act, provided that, notwithstanding anything herein to the contrary, the Company is not under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Company pursuant to procedures approved by the Company.

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(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) Restriction on Resales. If the Company or any of its subsidiaries or affiliates (as defined in Rule 144 under the 1933 Act) shall redeem, purchase, or otherwise acquire any Registrable Security or any Exchange Security that is a “restricted security” within the meaning of Rule 144 under the 1933 Act, the Company will deliver or cause to be delivered such Registrable Security or Exchange Security, as the case may be, to the Trustee for cancellation and neither the Company nor any of its subsidiaries or affiliates will hold or resell such Registrable Security or Exchange Security or issue any new Registrable Security or Exchange Security to replace the same.

(j) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW.

(k) Entire Agreement; Severability. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect hereto. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Company has caused this Registration Rights Agreement to be executed by its duly authorized representative as of the date first above written.

COMPANY:

OPTIMUMBANK HOLDINGS, INC.

By:
Name:	Moishe Gubin
Title:	Chairman and Chief Executive Officer

[Company Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Purchaser has caused this Registration Rights Agreement to be executed by its duly authorized representative as of the date first above written.

PURCHASER:

[INSERT PURCHASER’S NAME]

By:
Name:
Title:

[Purchaser Signature Page to Registration Rights Agreement]